FAM Dividend Focus Fund (XXXX) Institutional Shares
Summary Prospectus	May 1, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at http://www.famfunds.com/applications-literature-reports-fam-funds/index.cfm. You may also obtain this information about the Fund at no cost by calling 800.932.3271 or by sending an email request to info@famfunds.com. The Fund’s full prospectus and Statement of Additional Information, dated May 1, 2020 are incorporated by reference into this summary prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 800.932.3271 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 800.932.3271. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Investment Objective

FAM Dividend Focus Fund’s investment objective is to provide current income as well as long-term capital appreciation by investing primarily (at least 80% of its total assets) in income-producing stocks that pay dividends.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares
Maximum sales charge (load) on purchase	none
Maximum deferred sales charge (load)	none
Redemption fee	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares
Management Fees	0.90%
Distribution and Service (12b-1) Fees	none
Other Expenses[1]	0.34%
Acquired Fund Fee Expenses	0.02%
Total Fund Operating Expenses[2,3]	1.26%
Fee Waiver/Expense Reimbursement[3]	(0.15)%
Net Fund Operating Expenses[3]	1.11%

[1]	“Other Expenses” have been restated based on current contractual arrangements and are estimated for the current fiscal year.

[2]

The “Total Fund Operating Expenses” shown may not correlate to the Fund’s ratios of expenses to average net assets shown in the “Financial Highlights” section of the Prospectus, which does not include “Acquired Fund Fees and Expenses.”

[3]

As of the date of this Prospectus, the Institutional Class of the FAM Dividend Focus Fund has not commenced operations. Prior to the Institutional Class commencing operations, the Advisor contractually agreed, until May 1, 2021, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Institutional Shares at 1.10%. The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the Expense Limitation Agreement provided that such repayment does not cause the Net Fund Operating Expenses for Institutional Shares to exceed the above limit and the repayment is made within three years after the year in which the Advisor incurred the expense. This Expense Limitation Agreement may only be amended or terminated by the Fund’s Board of Trustees.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE
1-Year	3-Year	5-Year	10-Year
$113	$385	$677	$1,509

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Fenimore Asset Management, Inc. (“Fenimore”), the investment advisor to the Fund employs a “value approach” in making its common stock selections. This approach is based on Fenimore’s belief that at any given point in time the stock price of a company may sell below the company’s “true business worth”. Factors considered in evaluating the true business worth include the company’s current earnings and Fenimore’s opinion as to its future earnings potential. After identifying a company whose securities are determined to have a favorable price-to-earnings relationship, Fenimore plans to invest in such securities until the “true business worth” nears the market price of the company’s securities.

Generally, the Fund will attempt to remain fully invested in common stocks and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund may invest in the securities of issuers of all sizes and market capitalizations. The Fund may also invest in the securities of both domestic and foreign issuers and it may invest in shares of other investment companies, including exchange-traded funds (“ETFs”).

Principal Risks

●

Stock Market Risk - the value of stocks fluctuates in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or extended periods of time. Stocks are more volatile and riskier than some other forms of investments.

●	Stock Selection Risk - the value stocks chosen for the Fund are subject to the risk that the market may never realize their intrinsic value or their prices may go down.

●	Small-Cap Risk - small capitalization companies may not have the size, resources or other assets of large capitalization companies.

●

Market Risk - the value of your investment will go up and down, which means that you could lose money. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated.

●

Foreign Investment Risk - the Fund may invest in securities of foreign issuers that are traded in foreign markets or may be represented by American Depository Receipts that are traded in the United States. Investments in non-U.S. securities may involve additional risk including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

●

Investment in Other Investment Companies Risk – the Fund may invest in shares of other investment companies, including ETFs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests. In addition, shareholders will be exposed to the investment risks associated with investments in other investment companies.

Annual Total Return

The Institutional Shares of the Fund have not yet commenced operations and therefore do not yet have their own performance history. The performance results shown are for the Investor shares which are not offered in this Prospectus. Investor Shares are subject to higher fees because of differences in the shareholder administrative services fees and certain other fees paid by each class. Institutional Shares and Investor Shares would have substantially similar performance results because the shares of each class are invested in the same portfolio securities of the Fund. Because of the difference in the level of fees paid by Investor Shares, the returns for the Investor Shares will be lower than the returns for Institutional Shares. The following bar chart and table show some indication of the risks of investing in the Fund. The bar chart shows changes in the Investor Shares performance from year to year. The table shows the Investor Shares average annual returns (before and after taxes) compared to those of the Russell MidCap Index, the Fund’s primary benchmark index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at the Fund’s website www.famfunds.com.

Best Quarter	(4Q’11):	16.27%
Worst Quarter	(3Q’11):	-13.51%

Average Annual Total Returns (for the periods ending December 31, 2019)
	1 YEAR	5 YEARS	10 YEARS
Return before taxes	32.56%	12.52%	13.40%
Return after taxes on distributions	31.64%	11.36%	12.16%
Return after taxes on distributions and sale of fund shares	19.93%	9.60%	10.69%
Russell MidCap Index	30.54%	9.33%	13.19%

The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or to investors who are tax exempt. After-tax returns are shown for the Investor Class and after-tax returns for other classes will vary.

Investment Advisor: Fenimore Asset Management, Inc.

Portfolio Co-Managers:

Thomas O. Putnam, Chairman, Paul C. Hogan, CFA, and William W. Preston, CFA, of Fenimore Asset Management, Inc. Mr. Putnam and Mr. Hogan have co-managed the Fund since the Fund’s inception in 1996 and Mr. Preston has co-managed the Fund since 2020.

Purchase and Sale of Fund Shares

The minimum initial purchase is $500,000. You may redeem shares by mail or fax (800.932.3271). Redemption proceeds will be sent by check to the address of record or by electronic bank transfer.

Tax Information

Fund distributions are taxable as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed upon withdrawals made from these arrangements.

Financial Intermediary Compensation

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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